SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                                  May 31, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)

              Delaware                                 000-24757                              56-1764501
--------------------------------------    -------------------------------------    ----------------------------------
   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into a second amendment agreement to amend and extend the maturity date of the Convertible Promissory Note (the "Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Note from May 31, 2002 to June 5, 2002. eMagin and Travelers are currently engaging in discussions in respect of the restructuring of the Note. There can be no assurance that eMagin will be able to arrange a restructuring of the Note on terms acceptable to eMagin, if at all.

     The foregoing description is only a summary of the transaction described and is qualified in its entirety by the Amendment No. 2 to Convertible
Promissory Note attached as an exhibit to this Form 8-K, which exhibit is incorporated herein by reference.

ITEM 7.  EXHIBITS.

Exhibit
Number         Description

10.1           Amendment No. 2 to  Convertible  Promissory  Note dated as of May
               31, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EMAGIN CORPORATION

                                        By: /s/ Edward V. Flynn
                                           -------------------------------------
                                           Name: Edward V. Flynn
                                           Title:  Chief Financial Officer

Dated May 31, 2002.